UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                        811-22516

                                      ASGI Aurora Opportunities Fund, LLC
(Exact name of registrant as specified in charter)

c/o Alternative Strategies Group, Inc.
401 South Tryon Street
                                 Charlotte, NC  28202
(Address of principal executive offices) (Zip code)

Lloyd Lipsett
Wells Fargo Law Department
J9201-210
200 Berkeley Street
                                                          Boston, MA  02116
 (Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ASGI Aurora Opportunities Fund, LLC

Consolidated Financial Statements as of and for the
Year Ended March 31, 2013 with
Report of Independent Registered Public Accounting Firm

ASGI Aurora Opportunities Fund, LLC

Report of Independent Registered Public Accounting Firm

The Board of Managers and Shareholders
ASGI Aurora Opportunities Fund, LLC:

We have audited the accompanying consolidated financial statements of ASGI Aurora Opportunities Fund, LLC (the Fund), and its wholly-owned subsidiaries ASGI Aurora Special Offshore Asset Holdings, Ltd., and ASGI Aurora Special Onshore Asset Holdings, Inc., which comprise the consolidated statement of assets, liabilities and net assets, including the consolidated schedule of investments, as of March 31, 2013, and the related consolidated statements of operations and consolidated cash flows for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the period January 3, 2011 to March 31, 2011 and for each of the periods in the two-year period ended March 31, 2013. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2013, by correspondence with the underlying managers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Aurora Opportunities Fund, LLC as of March 31, 2013, the results of its operations and its cash flows for the year then ended, and the changes in members’ capital and the financial highlights for each of the periods noted above, in conformity with U.S. generally accepted accounting principles.

May 30, 2013

ASGI Aurora Opportunities Fund, LLC

Consolidated Schedule of Investments
As of March 31, 2013

Strategy	Investments	Cost	Fair Value
Event-Driven - 10.28%	Cevian Capital II Ltd.	$1,600,366	$ 1,780,605
	Tyrus Capital Event Fund Limited	1,550,000	1,524,720
	West Face Long Term Opportunities Fund Ltd.	2,122,587	2,340,481
	West Face Long Term Opportunities (USA) LP*	68,100	79,750
			5,725,556
Long/Short Credit - 25.19%	Alden Global Distressed Opportunities Fund LP*	280,721	239,541
	Centerbridge Credit Partners, LP*	22,198	25,436
	Centerbridge Credit Partners Offshore, Ltd.	1,706,328	2,031,401
	Monarch Debt Recovery Fund Ltd.	2,555,000	2,863,984
	Redwood Offshore Fund Ltd.	2,149,999	2,689,593
	Thoroughbred Offshore Fund Ltd.	2,242,218	2,845,524
	York Credit Opportunities Unit Trust	3,050,000	3,339,917
			14,035,396
Long/Short Equities - 27.26%	AKO Fund Limited	1,510,000	1,911,865
	Broadway Gate Offshore Fund, Ltd.	1,921,700	2,252,297
	Cadian Offshore Fund Ltd.	1,750,000	1,861,894
	Greenlight Capital Offshore (Gold) Ltd.	877,500	939,744
	Greenlight Capital Offshore Qualified Ltd.	700,000	740,336
	Lansdowne Developed Markets Fund Limited	1,250,000	1,518,044
	Miura Global Fund, Ltd.	1,638,594	1,799,826
	Passport Offshore Ltd.	428,224	427,553
	Passport Special Opportunities Fund, LP*	500,000	456,851
	Scout Capital Fund, Ltd.	1,459,657	1,660,288
	Tybourne Equity (Offshore) Fund	1,550,000	1,619,602
			15,188,300
Macro - 24.83%	Astenbeck Offshore Commodities Fund II Ltd.	806,000	836,436
	Avantium Liquid EM Macro Fund Limited	1,900,000	1,881,026
	BlueCrest Capital International Limited	1,850,000	1,853,002
	BlueTrend Fund Limited	529,494	544,335
	Brevan Howard Fund Limited	500,000	501,147
	Brevan Howard Multi-Strategy Fund Limited	2,025,000	2,260,672
	CCP Quantitative Fund Limited	400,000	443,411
	Discovery Global Macro Fund Ltd.	675,000	750,012
	Discovery Global Opportunity Fund Ltd.	1,950,000	2,630,964
	Dymon Asia Macro Fund	1,475,000	1,527,069
	ISAM Systematic	600,000	603,245
			13,831,319
Opportunistic - 7.55%	Azentus Global Opportunities Fund Limited	773,438	756,101
	Eton Park Fund LP	1,098	946
	Luxor Capital Partners Offshore Ltd.	1,271,023	1,356,436
	York European Opportunities Unit Trust	1,400,000	1,417,460
	York Select Unit Trust	678,448	675,369
			4,206,312
Total Investments (Cost - $47,767,693**) - 95.11%			52,986,883
Other Assets and Liabilities, net - 4.89%			2,724,774
Net Assets- 100.00%			$ 55,711,657

Percentages shown are stated as a percentage of net assets as of March 31, 2013.  All investments in Investment Funds are non-income producing.
*    Investment Fund held in ASGI Aurora Special Onshore Asset Holdings, Inc.

See accompanying notes to consolidated financial statements.

ASGI Aurora Opportunities Fund, LLC

Consolidated Schedule of Investments (continued)
As of March 31, 2013

** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2013, as computed for federal income tax purposes, were as follows:

Aggregate cost	$47,767,693

Gross unrealized appreciation	$5,369,012
Gross unrealized depreciation	(149,822)
Net unrealized appreciation	$5,219,190

Investments by Strategy (as a percentage of total investments)
Long/Short Equities	28.66%
Long/Short Credit	26.49
Macro	26.10
Event-Driven	10.81
Opportunistic	7.94
100.00%

See accompanying notes to consolidated financial statements.

ASGI Aurora Opportunities Fund, LLC

Consolidated Statement of Assets, Liabilities and Net Assets
As of March 31, 2013

Assets

Investments in Investment Funds, at fair value (cost - $47,767,693)	$52,986,883
Cash and cash equivalents	3,171,282
Receivable for investments in Investment Funds sold	1,673,206
Due from Adviser	105,586
Investments in Investment Funds paid in advance	3,525,000
Other prepaid assets	9,846
Total assets	61,471,803

Liabilities

Tenders payable	2,119,753
Subscriptions received in advance	3,269,500
Professional fees payable	170,000
Management fee payable	113,152
Investor Distribution and Servicing Fee payable	1,718
Accrued expenses and other liabilities	86,023
Total liabilities	5,760,146

Net Assets

Total net assets	$55,711,657

Net Assets consists of:

Paid-in capital	$50,612,611
Undistributed net investment gain/(loss	(249,529)
Accumulated net realized gain/(loss) on investments	129,385
Net unrealized appreciation/(depreciation) on investments	5,219,190
Retained earnings	5,099,046
Total net assets	$55,711,657

Net Assets per Share

ASGI Aurora Opportunities Fund, LLC Class I (495,686.955 Shares outstanding)	$104.38
ASGI Aurora Opportunities Fund, LLC Class A (38,080.489 Shares outstanding)	$104.33

See accompanying notes to consolidated financial statements.

ASGI Aurora Opportunities Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2013

Investment Income

Interest	$1,526

Fund Expenses

Management fee	520,174
Professional fees	477,067
Administrative and custodian fees	242,097
Commitment fees	38,659
Fund Board fees	31,250
Income tax expense	7,075
Investor Distribution and Servicing Fees	1,718
Other operating expenses	57,992
Total operating expenses	1,376,032
Interest expense	9,876
Total expenses	1,385,908
Less: reimbursement from Adviser	(359,372)
Net expenses	1,026,536
Net investment loss	(1,025,010)

Net Realized and Unrealized Gain on Investments

Net realized gain/(loss) on investments in Investment Funds	(820,710)
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	4,482,753
Total net realized and unrealized gain on investments in Investment Funds	3,662,043
Net increase in net assets resulting from operations	$2,637,033

See accompanying notes to consolidated financial statements.

ASGI Aurora Opportunities Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
Net Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012*
Operations

Net investment loss	$(1,025,010)	$(927,730)
Net realized gain/(loss) on investments in Investment Funds	(820,710)	(859,016)
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	4,482,753	461,223
Net increase/(decrease) in net assets resulting from operations	2,637,033	(1,325,523)

Capital Transactions

Proceeds from issuance of Shares	63,515,951	35,925,000
Shares tendered	(61,769,666)	(10,028,623)
Increase in net assets derived from capital transactions	1,746,285	25,896,377

Net Assets

Total increase in net assets	4,383,318	24,570,854
Beginning of year	51,328,339	26,757,485
End of year	$55,711,657	$51,328,339

Undistributed net investment loss	$(249,529)	$-

*     Not consolidated numbers as ASGI Aurora Special Onshore Asset Holdings, Inc. commenced operation on January 1, 2013.

See accompanying notes to consolidated financial statements.

ASGI Aurora Opportunities Fund, LLC

Consolidated Statement of Cash Flows
For Year Ended March 31, 2013

Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$2,637,033

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(22,650,342)
Sales of investments in Investment Funds	20,450,429
Net realized gain on investments in Investment Funds	820,710
Net change in unrealized appreciation from investments in Investment Funds	(4,482,753)
Increase in Investor Distribution and Servicing Fee payable	1,718
Increase in investments in Investment Funds paid in advance	(1,800,000)
Increase in due from Adviser	(88,193)
Decrease in receivable for investments in Investment Funds sold	5,407,333
Decrease in other prepaid assets	7,825
Decrease in management fee payable	(34,543)
Decrease in accrued expenses and other liabilities	(37,280)
Decrease in professional fees payable	(47,750)
Net cash provided by operating activities	184,187

Cash Used in Financing Activities

Proceeds from subscriptions of Shares (net of increase in subscriptions received in advance of $2,173,860	65,689,811
Payments for tendered Shares (net of decrease in payable of Shares tendered of $7,903,007	(69,672,673)
Net cash used in financing activities	(3,982,862)

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(3,798,675)
Cash and cash equivalents at beginning of year	6,969,957
Cash and cash equivalents at end of year	$3,171,282

Supplemental Disclosure of Cash Flow Information

Cash paid for interest expense	$9,876

See accompanying notes to consolidated financial statements.

ASGI Aurora Opportunities Fund, LLC

Consolidated Financial Highlights

	Class I	Class A
	For the Period from	For the Period from
	January 1, 2013(a) to	January 1, 2013(a) to
	March 31, 2013	March 31, 2013

Per Share operating performance:
(For Shares outstanding throughout the period)

Net assets per Share at beginning of period	$100.00	$100.00

Income from investment operations:

Net investment loss(b) (c)	(0.62)	(0.67)
Net realized and unrealized gain from investments(b)	5.00	5.00
Total from investment operations	4.38	4.33
Net assets per Share at end of period	$104.38	$104.33

Total return	4.38%	4.33%

Ratios to average net assets:
Gross expenses(c) (d)	2.58%	2.76%
Expenses waived/reimbursed(c) (d)	(0.18%)	(0.18%)
Net expenses, including interest expense(c) (d)	2.40%	2.58%

Net expenses, excluding interest expense(c) (d)	2.25%	2.25%

Net investment loss(c) (d)	(2.40%)	(2.58%)

Net Assets, end of period (in thousands)	$51,739	$3,973

Portfolio turnover (e)	7.88%	7.88%

ASGI Aurora Opportunities Fund, LLC

Consolidated Financial Highlights (continued)

	Class I			Class A
	For the Period from April 1, 2012 to December 31, 2012(a) (b)	For the Year Ended March 31, 2012(b)	For the Period from January 3, 2011(c) to March 31, 2011(b)	For the Period from April 1, 2012 to December 31, 2012(a) (b)		For the Period from January 1, 2012(d) to March 31, 2012(b)

Total return:
Total return before performance allocation	1.80%	(5.03%)	0.60%	1.80%		6.19%
Performance allocation	(0.15%)	(0.13%)	(0.06%)	(0.24%)	(f)	(0.62%)

Total return after performance allocation	1.65%	(5.16%)	0.54%	1.56%		5.57%

Ratios to average members' capital:
Net investment loss(e) (f)	(2.17%)	(2.00%)	(2.00%)	(2.46%)		(2.04%)

Total expenses before reimbursement(e) (f)	2.94%	2.64%	7.75%	3.00%		1.69%
Expense reimbursement(e) (f)	(0.94%)	(0.64%)	(5.75%)	(1.00%)		0.35%
Performance allocation(e)	0.12%	0.15%	0.06%	0.33%		0.46%
Total expenses and performance allocation(e) (f)	2.12%	2.15%	2.06%	2.33%		2.50%

Members' capital, end of period (in thousands)	$40,296	$49,784	$26,757	$3,538		$1,461

Portfolio turnover (g)	7.11%	27.93%	0.00%	7.11%		27.93%

(a) Reorganization date. Reorganization occurred at end of day December 31, 2012.
(b) Not consolidated numbers as ASGI Aurora Special Onshore Asset Holdings, Inc. commenced operation on January 1, 2013.
(c) Inception date.
(d) Date of first Member subscription into class following inception.
(e) The expenses and net investment loss ratios do not include expenses of the Investment Funds in which the Fund invests.
(f) Annualized for periods less than one year.
(g) Not annualized.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2013

1.  Organization

ASGI Aurora Opportunities Fund, LLC (the “Aurora Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) since January 3, 2011.  On September 24, 2012, ASGI Aurora Special Offshore Asset Holdings, Ltd. (the “Offshore Blocker”) was registered as an exempted company under the companies law of the Cayman Islands. The Offshore Blocker is a wholly-owned subsidiary of the Aurora Fund and has not yet commenced operations as of March 31, 2013.

On November 20, 2012, ASGI Aurora Special Onshore Asset Holdings Inc. (the “Domestic Blocker”) was registered as a corporation in the state of Delaware.  The Domestic Blocker is a wholly-owned subsidiary of the Fund and commenced operations on January 1, 2013 (the “Reorganization Date”).  On the Reorganization Date, the Aurora Fund transferred its holdings in certain investments into the name of the Domestic Blocker in order to assist the Aurora Fund in qualifying as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and transferred its holdings in the remaining investments to investment funds organized outside of the United States classified as passive foreign investment companies (“PFICs”) which are managed by the same respective investment managers.  These financial statements are the consolidated financial statements of the Aurora Fund, the Domestic Blocker, and the Offshore Blocker (collectively, the “Fund”).

The Aurora Fund is a closed-end management investment company.  Alternative Strategies Group, Inc. (the “Adviser”), a North Carolina corporation, is the investment adviser to the Fund.  The Adviser has retained Aurora Investment Management L.L.C., a Delaware limited liability company, to act as the subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The Fund’s investment objective is to generate consistent long-term capital appreciation with diversification of risk through the use of a “multi-manager, multi-strategy” global investment strategy. The Fund will attempt to invest broadly across worldwide markets which may include the United States and North America, Latin America, Eastern and Western Europe and Asia.

The Fund seeks to accomplish this objective by allocating its capital primarily among a select group of collective investment vehicles (“Investment Funds”) managed by experienced investment managers (“Investment Managers”) that implement a number of different alternative investment strategies and invest in a variety of worldwide markets.  However, the Fund does not follow a rigid investment policy and is not restricted from participating in any market, strategy or investment other than as set forth hereunder or under the terms of the 1940 Act. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund’s assets. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will not occur losses.

The Fund’s Board of Managers (the “Fund Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business.  The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States (“GAAP”).

(a) Valuation of investments in Investments Funds – The Fund values its investments in the Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board.  The fair value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager as reported by a third party administrator of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.  The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds.  Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Fund’s interests in the Investment Funds.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value.  If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value.  During the year ended March 31, 2013, no adjustments were deemed necessary by the Adviser.  In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end.  In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time.  The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value (the “NAV”), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

(b) Consolidation – The Aurora Fund consolidates its investment in the Domestic Blocker and the Offshore Blocker because they are wholly-owned subsidiaries of the Aurora Fund.  Accordingly, the accompanying consolidated financial statements include the assets and liabilities and results of operations for each of the aforementioned entities.   Any material intercompany accounts and transactions have been eliminated in consolidation.

(c) Income taxes – For the period from April 1, 2012 to December 31, 2012, the Fund, as a limited liability company, was classified as a partnership for federal tax purposes.  Accordingly, no provision for federal income taxes was required.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

Deferred taxes are recognized for the tax effects of differences between the financial reporting and tax bases of assets and liabilities at enacted tax rates in effect for the years in which the differences are expected to reverse. As of the Reorganization Date, the Fund elected to be treated as, and intends to qualify as a RIC under Subchapter M of the Code by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required for the Aurora Fund.  However, For the Domestic Blocker, an income tax provision was calculated and is disclosed in Note 13.

In accounting for income taxes, the Fund follows the guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes.  ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements.  There were no uncertain tax positions as of March 31, 2013.

The Fund’s income and federal excise tax returns and all financial records supporting those returns are subject to examination by the federal and Delaware revenue authorities. The first tax year subject to examination will be October 31, 2013.

At March 31, 2013, the Fund did not have any estimated net capital loss carryforwards.

(d) Security transactions and investment income – The Fund’s transactions are accounted for on a trade-date basis.  Realized gains and losses on the Fund’s transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  Dividend income is recognized on the ex-dividend date.  The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Fund’s consolidated financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Consolidated Statement of Operations or in the Consolidated Financial Highlights.

(e) Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(f) Distributions – Distributions will be paid at least annually on limited liability company interests (“Shares”) in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year.  Each investor (the “Member”) will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares.  Election by a Member not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by providing notice to the Member’s broker or intermediary.  There were no distributions to Members during the year ended March 31, 2013.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date.  Such distributions are determined in conformity with income tax regulations, which may differ from GAAP.  The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.  Temporary differences do not require reclassifications.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

(g) Use of estimates – The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.  Actual results could differ from those estimates.

(h) Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

(i) Expense limitation agreement – Through January 31, 2014, the Adviser has contractually agreed to limit the total annualized ordinary fund-wide operating expenses to 2.25%.  Members holding Shares designated as Class I (“Class I Shares”) have no class-specific expenses.  Members holding Shares designated as Class A (“Class A Shares”) will pay (in addition to up to 2.25% in fund-wide expenses) an additional annualized amount of up to 0.75% (the “Investor Distribution and Servicing Fee”), for a total of up to 3.00%.  Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and investment manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Investor Distribution and Servicing Fee charged to Class A investors.  Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Fund’s management fee and start-up, offering and organizational expenses.

Accordingly, the Adviser is permitted to recover from the fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Shares) fall below the annualized rate of 2.25% per year.  The Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above.  Expenses in the amount of $359,372 were waived for the year ended March 31, 2013, and are included in the Consolidated Statement of Operations.

As of March 31, 2013, amounts subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expense were as follows:

Amount	Date
$368,421	March 31, 2014
$291,866	March 31, 2015
$359,372	March 31, 2016

As of March 31, 2013, the amount of expense reimbursable by the Adviser and receivable to the Fund was $105,586.

(j) Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund’s beginning of the month’s net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for consolidated financial statement preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  Under an agreement made between the Custodian and the Fund, the annual fee will be calculated upon the Fund’s assets under custody and paid monthly as 0.020% on assets under custody.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

(k) Recent accounting pronouncements – In December 2011, FASB issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements.  The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in according with GAAP or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP.  The objective of this information is to enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of netting associated with certain consolidated financial instruments and derivative instruments in the scope of the update.  The pronouncement is effective January 1, 2013, and must be applied retrospectively.  Management has evaluated the implications of adopting this change and determined that it does not materially impact the Fund’s consolidated financial statements.

3.   Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Consolidated Statement of Operations unless otherwise stated and include the following:

(a) Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Alternative Strategies Brokerage Services, Inc. (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Interests that are their customers.

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly.  The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Members in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent’s ongoing investor servicing.  Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.  Class I Shares are not subject to the Investor Distribution and Servicing Fee.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

For the year ended March 31, 2013, the Fund expensed Investor Distribution and Servicing Fees of $1,718.  As of March 31, 2013, there were $1,718 of Investor Distribution and Servicing Fees payable to the Placement Agent.

(b) Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent and its sub-agents are entitled to receive a placement fee based on the gross amount of Class A Shares purchased by a Member (the “Class A Share Placement Fee”).  In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member’s  investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member’s “Immediate Family Members” (as defined in the Fund’s subscription agreement).   The Member must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or optional additional subscriptions provided by the Member and is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2013, Class A Share Placement Fees paid to the Placement Agent by Members upon subscription into the Fund were $30,360.

(c) Investment advisory fees – Amounts payable to the Adviser at March 31, 2013 are disclosed in Note 4.

(d) Fund Board fees – As of March 31, 2013, there were no amounts payable to the Fund Board.  For the year ended March 31, 2013 the Fund paid Fund Board fees, including out of pocket expenses, of $49,410.

4.  Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach. Although the Adviser is registered with the Commodity Futures Trading Commission (“CFTC”)  as a “commodity trading adviser,” it operates the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8). The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5. However, recently adopted amendments to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Fund. Certain aspects of the amended rule are yet to be determined, and such determinations may dictate the appropriate course of action for the Fund with respect to its CFTC compliance obligations.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. The Fund has filed as required with the CFTC in order to claim this no-action relief, which is effective upon receipt of the filing.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

In addition, the CFTC, in conjunction with other federal regulators, also recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The CFTC amendments and/or the rule proposals may affect the ability of the Fund to use swap agreements as well as futures contracts and options on futures contracts or commodities and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of the date of this report, the ultimate impact of the CFTC amendments and/or the rule proposals on the Fund is uncertain.

Subject to policies adopted by the Fund Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the portfolio, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investment in an Investment Fund and/or remove an Investment Fund from the portfolio, although it does not currently intend to use this ability to manage the portfolio or restrict the Subadviser’s discretion.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.

For the period from April 1, 2012 to December 31, 2012 the Fund paid the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.00% of the aggregate net asset value of outstanding Shares determined as of the last calendar day of that month (before any repurchases of Shares).  As of the Reorganization Date, the annual rate of the Management Fee increased to 1.25%.  The Management Fee payable as of March 31, 2013 was $113,152.  The Fund incurred Management Fees of $520,174 for the year ended March 31, 2013.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

For the period from April 1, 2012 to December 31, 2012 in addition to the Management Fee, the Adviser was entitled to receive from the Fund a performance allocation (“Performance Allocation”) that, if earned, would be deducted from capital accounts of Members (“Capital Account”) at the end of each Incentive Period and credited to a non-voting special member account held by the Adviser in the Fund (the “Special Member Account”) for the purposes of receiving the Performance Allocation.  The Performance Allocation applied to both Class A Shares and Class I Shares.  An “Incentive Period” with respect to a Member began on the day of such Member’s subscriptions into the Fund or on the day immediately following the last calendar day of the preceding Incentive Period and ended at the close of business on the first to occur of the following dates: (1) the last day of each taxable year, (2) the date of a repurchase of all or a portion of a Member’s Shares, or (3) the date of the termination of the Subadviser.  The Subadviser would be paid a performance fee by the Adviser equal to the amount of the Performance Allocation.

The Performance Allocation for each Incentive Period was equal to 10% of the amount, if any, of: (1) the net profits allocated to each Capital Account(s) for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) any Loss Carryforward Amount(s) (as defined below) applicable to a Capital Account.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

If, for any Incentive Period, net losses allocated to a Capital Account exceeded net profits so allocated, a “Loss Carryforward Amount” in the amount of such excess would be established for that Capital Account. Loss Carryforward Amounts were cumulative with respect to prior Incentive Periods, and no Performance Allocation was debited from a Capital Account until subsequent allocations of net profits reduced that Capital Account’s Loss Carryforward Amount(s) to (but not below) zero. This established what was commonly referred to as a “high water mark” with respect to Performance Allocation calculations.

The Loss Carryforward Amount would be reduced proportionally with respect to any transfers, distributions, withdrawals and repurchases applicable to a Capital Account.

For the period from April 1, 2012 through December 31, 2012, the total Performance Allocation allocated to the Special Member Account was $64,469.  As of the Reorganization Date, the Performance Allocation was terminated by the Adviser and the Special Member Account was fully redeemed. The Fund paid the Adviser $147,830.

5.  Investment Transactions

Purchases of investments in Investment Funds for the year ended March 31, 2013, were $22,650,342. Proceeds from sales of investments in Investment Funds for the year ended March 31, 2013 were $20,450,429.

6.  Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, and in depth conference calls and onsite visits with the Investment Fund portfolio managers.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of March 31, 2013.

The following table summarizes the Fund’s investments in the Investment Funds as of March 31, 2013, none of which were related parties.  The Fund indirectly bears fees and expenses as an investor in the Investment Funds.  Each investment in each Investment Fund pays the investment manager of the Investment Fund a management fee.  The fee rate varies and ranges from 1.0% to 2.0% per annum of the net asset value of that Investment Fund. Additionally, the investment manager/general partner of the Investment Fund generally receives an incentive fee/allocation from each investment ranging from 10% to 30% of any net new appreciation of that investment as of the end of each performance period for which an incentive fee/allocation is calculated.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted **	Primary Geographic Location
York Credit Opportunities Unit Trust	6.3%	$3,339,917	$135,741	$-	Annually	Cayman Islands
Monarch Debt Recovery Fund Ltd.	5.4	2,863,984	146,526	-	Annually	Cayman Islands
Thoroughbred Offshore Fund Ltd.	5.4	2,845,524	178,001	-	Annually	British Virgin Islands
Redwood Offshore Fund Ltd.	5.1	2,689,593	115,727	-	Biennial	Cayman Islands
Discovery Global Opportunity Fund Ltd.	5.0	2,630,964	328,010	-	Semi-Annually	Cayman Islands
West Face Long Term Opportunities Fund Ltd.	4.4	2,340,481	78,685	-	Quarterly	Cayman Islands
Brevan Howard Multi-Strategy Fund Limited	4.3	2,260,672	47,050	-	Monthly	Cayman Islands
Broadway Gate Offshore Fund Ltd.	4.3	2,252,297	142,917	-	Quarterly	Cayman Islands
Centerbridge Credit Partners Offshore, Ltd.	3.8	2,031,401	31,282	27,989	Biennial	Cayman Islands
AKO Fund Limited	3.6	1,911,865	181,227	-	Quarterly	Cayman Islands
Avantium Liquid EM Macro Fund Limited	3.5	1,881,026	(18,974)	-	Monthly	Cayman Islands
Cadian Offshore Fund Ltd.	3.5	1,861,894	111,894	-	Semi-Annually	Cayman Islands
BlueCrest Capital International Limited	3.5	1,853,002	3,002	-	Quarterly	Cayman Islands
Miura Global Fund Ltd.	3.4	1,799,826	47,888	-	Monthly	British Virgin Islands
Cevian Capital II Ltd.	3.4	1,780,605	60,361	6,787	Annually	Cayman Islands
Scout Capital Fund Ltd.	3.1	1,660,288	126,151	-	Quarterly	Cayman Islands
Tybourne Equity (Offshore) Fund	3.1	1,619,602	69,602	-	Quarterly	Cayman Islands
Dymon Asia Macro Fund	2.9	1,527,069	18,984	-	Monthly	Cayman Islands
Tyrus Capital Event Fund Ltd.	2.9	1,524,720	(25,280)	-	Quarterly	Cayman Islands
Lansdowne Developed Markets Fund Limited	2.9	1,518,044	86,515	-	Monthly	Cayman Islands
York European Opportunities Unit Trust	2.7	1,417,460	17,460	-	Quarterly	Cayman Islands
Luxor Capital Partners Offshore Ltd.	2.6	1,356,436	78,893	-	Quarterly	Cayman Islands
Greenlight Capital Offshore (Gold) Ltd.	1.8	939,744	51,340	-	Annually	British Virgin Islands
Astenbeck Off Commodities Fund II Ltd.	1.6	836,436	30,436	-	Monthly	Cayman Islands
Azentus Global Opportunities Fund Limited	1.4	756,101	30,444	(5,779)	Quarterly	Cayman Islands
Discovery Global Macro Fund Ltd.	1.4	750,012	75,012	-	Quarterly	Cayman Islands
Greenlight Capital Offshore Qualified Ltd.	1.4	740,336	40,336	-	Annually	British Virgin Islands
York Select Unit Trust	1.3	675,369	77,394	(432)	Quarterly	Cayman Islands
ISAM Systematic	1.1	603,245	3,245	-	Monthly	Cayman Islands
BlueTrend Fund Limited	1.0	544,335	21,927	-	Monthly	Cayman Islands
Brevan Howard Fund Limited	0.9	501,147	1,147	-	Monthly	Cayman Islands
Passport Special Opportunities Fund, LP*	0.9	456,851	(49,298)	-	Semi-Annually	US
CCP Quantitative Fund Limited	0.8	443,411	(6,327)	-	Monthly	Cayman Islands
Passport Offshore Ltd.	0.8	427,553	23,868	-	Quarterly	British Virgin Islands
Alden Global Distressed Opportunities Fund, LP*	0.5	239,541	244,313	(482,696)	Monthly	US
West Face Long Term Opportunities (USA) LP*	0.2	79,750	(91,754)	90,687	Quarterly	US
Centerbridge Credit Partners, LP*	0.0	25,436	103,729	19,727	Biennial	US
Eton Park Fund LP	0.0	946	32,930	(52,488)	Quarterly	US
AKO Partners LP	0.0	-	147,477	11,612	Quarterly	Cayman Islands
Astenbeck Commodities Fund II LP	0.0	-	(44,013)	(71,820)	Monthly	US
Avantium Liquid EM Macro Fund LP	0.0	-	-	26,057	Monthly	US
Azentus Global Opportunities Fund LP	0.0	-	25,750	(15,927)	Quarterly	Cayman Islands
BlueTrend Fund LP	0.0	-	12,418	(905)	Monthly	US
Brevan Howard Multi-Strategy Fund LP	0.0	-	73,265	-	Monthly	US
Broadway Gate Onshore Fund LP	0.0	-	45,741	21,700	Quarterly	US
CCP Quantitative Fund LP	0.0	-	49,738	-	Monthly	Cayman Islands
Cevian Capital II LP	0.0	-	79,079	-	Annually	Cayman Islands
Cobalt Partners LP	0.0	-	(56,602)	29,182	Semi-Annually	US
Columbus Hill Partners LP	0.0	-	(57,018)	185,319	Annually	US
Discovery Global Opportunity Partners LP	0.0	-	154,680	-	Quarterly	US
Dymon Asia Macro (US) Fund	0.0	-	40,624	-	Monthly	Cayman Islands
Greenlight Capital (Gold) LP	0.0	-	10,904	1,211	Annually	US
Indus Asia Pacific Fund LP	0.0	-	13,580	1,324	Quarterly	US
Indus Pacific Opportunities Fund LP	0.0	-	72,498	17,646	Quarterly	US
Indus Pacific Opportunities Fund Ltd.	0.0	-	(17,646)	102,697	Quarterly	Cayman Islands
Lansdowne Developed Markets Fund LP	0.0	-	78,581	-	Monthly	US
Lansdowne Global Financial Fund LP	0.0	-	148,199	(209,596)	Monthly	US
Luxor Capital Partners LP	0.0	-	(7,580)	(6,721)	Quarterly	US
Miura Global Fund II LP	0.0	-	26,440	21,286	Monthly	US

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted **	Primary Geographic Location
Monarch Opportunities Fund LP	0.0	-	132,861	5,025	Biennial	US
Orange Capital Domestic I LP	0.0	-	(3,863)	(86,189)	Quarterly	US
Passport II LP	0.0	-	58,399	(22,600)	Quarterly	US
Point Lobos Partners LP	0.0	-	52,459	(58,194)	Quarterly	US
Redwood Domestic Fund LP	0.0	-	254,843	-	Biennial	US
Scout Capital Partners II LP	0.0	-	8,227	20,019	Quarterly	US
SR Global Fund LP	0.0	-	235,801	(352,519)	Monthly	Cayman Islands
Thoroughbred Fund LP	0.0	-	214,124	58,381	Annually	US
York Credit Opportunities Fund LP	0.0	-	92,949	-	Annually	US
York Select LP	0.0	-	90,434	(101,569)	Quarterly	US
Roundkeep Global Fund LP	0.0	-	-	76	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$52,986,883	$4,482,753	$(820,710)

* Investment Fund held in ASGI Aurora Special Onshore Asset Holdings, Inc.
** Subject to the terms of the offering memorandums of the Investment Funds

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds.  The Fund had no unfunded capital commitments as of March 31, 2013.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2013.

Event-Driven strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy.  Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize.  In addition, accurately forecasting the timing of an event is an important element impacting the realized return.  The use of leverage varies considerably.

Long/Short Credit strategies generally involve investment managers taking both long and short positions in credit related instruments, such as corporate bonds, bank loans, trade claims, emerging market debt and credit derivatives (e.g., credit default swaps).  Investment managers utilizing this strategy usually invest in companies in financial difficulty, reorganization or bankruptcy and their portfolios often are concentrated in debt instruments.  The use of leverage varies considerably.  Investment managers differ in their preference for actively participating in the workout and restructuring process and the extent to which they use leverage.  Although Long/Short Credit strategies typically involve positions in debt instruments and credit derivatives, the investment managers implementing this strategy generally perform extensive research on companies and may use this information to invest both long and short in the equity securities of such companies.

Long/Short Equities strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued.  Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities investment managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short).  Investment managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Investment managers in this strategy usually employ a low to moderate degree of leverage.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

Macro strategies generally involve fundamental, discretionary or systematic, directional trading in currencies, Fixed income commodities, bonds and equities.  Investment managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture.  Most investment managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments.  Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Opportunistic strategies generally involve investment managers exercising discretion in allocating capital among several types of arbitrage, event-driven and directional strategies (e.g., long/short equities, relative value, long/short credit, activist, volatility trading and capital structure arbitrage).  Capital is opportunistically allocated as such investment managers perceive each strategy’s opportunity set changing with market conditions.

7.  Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

• Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.
• Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
• Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscription and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value of investments in Investment Funds.  Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the beginning of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Fund's investments as of March 31, 2013 is as follows:

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

Description	Total Fair Value at March 31, 2013	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Event-Driven	$5,725,556	$-	$482,415	$5,243,141
Long/Short Credit	14,035,396	-	1,166,841	12,868,555
Long/Short Equities	15,188,300	-	6,928,532	8,259,768
Macro	13,831,319	-	13,831,319	-
Opportunistic	4,206,312	-	3,638,291	568,021
	$52,986,883	$-	$26,047,398	$26,939,485

There were no transfers between Level 1 and Level 2 investments for the year ended March 31, 2013.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Investments in Investment Funds - Event-Driven	Investments in Investment Funds - Long/Short Credit	Investments in Investment Funds - Long/Short Equities	Investments in Investment Funds - Opportunistic

Balance, as of April 1, 2012	$4,483,410	$10,922,006	$3,044,786	$977,006
Realized gain (loss)	95,635	272,098	75,582	(16,281)
Change in unrealized appreciation/depreciation	84,738	1,276,477	670,909	42,007
Purchases	2,200,000	2,466,338	5,325,904	-
(Sales)	(1,127,588)	(2,307,905)	(2,802,957)	(434,892)
Transfers into Level 3	-	239,541	2,579,684	181
Transfers out of Level 3	(493,054)	-	(634,140)	-
Balance, as of March 31, 2013	$5,243,141	$12,868,555	$8,259,768	$568,021

For Event-Driven strategies, there were no transfers from Level 2 into Level 3 for year ended March 31, 2013.  Transfers from Level 3 into Level 2 for the year ended March 31, 2013 were $493,054.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $5,659.

For Long/Short Credit strategies, transfers from Level 2 into Level 3 for year ended March 31, 2013 were $239,541.  There were no transfers from Level 3 into Level 2 for year ended March 31, 2013.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $663,792.

For Long/Short Equities strategies, transfers from Level 2 into Level 3 for year ended March 31, 2013 were $2,579,684. Transfers from Level 3 into Level 2 for year ended March 31, 2013 were $634,140.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $566,713.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

For Opportunistic strategies, transfers from Level 2 into Level 3 for year ended March 31, 2013 were $181. There were no transfers from Level 3 into Level 2 for year ended March 31, 2013.  The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of March 31, 2013 was $215,806.

All transfers into Level 3 during the current period were due to a portion of the Fund’s investment in these Investment Funds not being available for withdrawal within 90 days.  All transfers out of Level 3 during the period were due to expiry of lock-up terms on certain Investment Funds and a portion of the Fund’s investment in these Investment Funds now being available for withdrawal within 90 days.

8.  Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month.  All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees.  The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.  The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly.  If the interval between the date of purchase of Shares and repurchase of Shares is less than one year, then such repurchase will be subject to a 2% early withdrawal fee.

For the period from April 1, 2012 to December 31, 2012, transactions in the Fund's interests were as follows:

	Subscriptions (in units)	Subscriptions	Tenders (in units)	Tenders	Aggregate Value of Units Reclassified in Reorganization

Class I	62,020.000	$6,202,000	(172,043.402)	$(16,041,905)	$(40,296,474)

Class A	19,979.787	1,997,979	-	-	(3,538,298)
	0.000
Special Member	-	-	-	(147,830)	-
	81,999.787	$8,199,979	(172,043.402)	$(16,189,735)	$(43,834,772)

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

For the period from January 1, 2013 to March 31, 2013, transactions in the Fund's Shares were as follows:

	Subscriptions (in Shares)	Aggregate Value of Units Reclassified in Reorganization	Subscriptions	Tenders (in Shares)	Tenders

Class I	109,441.805	$40,296,474	$11,205,000	(16,719.597)	$(1,745,158)
Class A	2,697.513	3,538,298	276,200	-	-
	112,139.318	$43,834,772	$11,481,200	(16,719.597)	$(1,745,158)

9. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred.  However, based on the Adviser’s and the Subadviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

10.  Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

11. Line of Credit Arrangements

For the period from April 1, 2012 to December 18, 2012, the Fund maintained a committed, secured line of credit with Société Générale.  The facility had the following terms:  (a) interest rate of applicable London Interbank Offered Rate (“LIBOR”) rate plus 1.75% per annum, (b) a commitment fee of 0.80% per annum of the unborrowed commitment amount, and (c) a committed amount of $4,000,000.  During the period from April 1, 2012 to December 18, 2012, the Fund had no borrowings.  As of December 18, 2012, there was no outstanding balance under the line of credit or commitment fees payable to Société Générale.  Effective December 18, 2012, the Fund terminated its line of credit with Société Générale.

On December 19, 2012, the Fund entered into an agreement for a committed, secured line of credit with Royal Bank of Canada (“RBC”).  The facility had the following terms:  (a) interest rate of applicable LIBOR rate plus 1.40% per annum, (b) a commitment fee of 0.80% per annum, and (c) a committed amount of $6,400,000.  The interest rate on borrowings for the period from December 19, 2012 to March 31, 2013 ranged from 1.59% to 1.61%.  (For the year ended December 19, 2012 to March 31, 2013, the Fund had weighted average borrowings of $595,637.)  As of March 31, 2013, there was no outstanding balance under the line of credit.  Interest of $9,876 was expensed and there was no outstanding interest fee payable as of March 31, 2013.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

For the year ended March 31, 2013, commitment fees of $38,659 were expensed and are included in the accompanying Consolidated Statement of Operations.  There were no commitment fees payable to RBC as of March 31, 2013.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement.

12. Federal Income Tax Information

(a) Fund Income Tax

Prior to January 1, 2013, the Fund operated as a partnership for U.S. federal income tax purposes. Effective January 1, 2013, the Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Members. Taxable income consists generally of net investment income and net capital gains. The Fund will distribute substantially all of its net investment income and net capital gains to Members.

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These book-to-tax differences are either temporary or permanent in nature.

Distributions on the Fund’s Shares are generally subject to federal income tax to the extent they do not exceed the Fund’s earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

The tax character of distributions paid by the Fund and any reclassifications necessary to disallowed expenses will be determined as of the Fund’s taxable year end.

(b) Domestic Blocker Income Tax

The Domestic Blocker income tax provision for the year ended March 31, 2013 is:

Current Federal Tax Expense               $7,075

For the year ended March 31, 2013, the statutory rate and effective rate is 40%.

The Domestic Blocker made several distributions to the Aurora Fund.  These distributions were recorded as dividend income by the Aurora Fund to the extent of the earnings and profits of the Domestic Blocker. Any remaining distributions were characterized as a return of capital.

ASGI Aurora Opportunities Fund, LLC

Notes to Consolidated Financial Statements (continued)
March 31, 2013

13.  Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date of consolidated financial statement issuance.

Subsequent to year end, the Fund received additional subscriptions of $2,655,450.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited)

Board Consideration of the Investment Management Agreement

At an in-person meeting of the Board held on May 24, 2012, the Board, including the Independent Managers, considered and approved the continuation of the investment advisory agreement between the Adviser and the Fund and the subadvisory agreement among the Adviser, the Fund and the Subadviser.  In preparation for review of the agreements, the Board requested the Adviser and Subadviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the investment advisory and subadvisory agreements.  On May 24, 2012, the Independent Managers met in-person among themselves to review and discuss aspects of the materials, initially with, and later without, representatives of the Adviser and Subadviser being present.

Representatives of the Adviser and Subadviser made extensive presentations regarding the materials and responded to questions from the Independent Managers. Further, the Board, including the Independent Managers, took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as the information specifically prepared in connection with the renewal process.

Upon consideration of these presentations, discussions, materials and other factors, the Board determined:

Nature, Extent and Quality of Services

The Fund Board reviewed and considered the nature and extent of the investment advisory and subadvisory services proposed to continue to be provided by the Adviser and the Subadviser to the Fund under the Agreements, including the selection of securities, allocation of the Fund’s assets among, and monitoring performance of, underlying funds, evaluation of risk exposure of underlying funds, experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Fund for investment. The Fund Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel. The Fund Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser and Subadviser who would provide the investment advisory and administrative services to the Fund.  The Fund Board determined that the Adviser’s and Subadviser’s portfolio managers and key personnel are well qualified based on their educational and/or training and experience to perform the services in an efficient and professional manner.  The Fund Board also took into account the Adviser’s and the Subadviser’s compliance policies and procedures, including the procedures used to determine the fair value of the Fund’s assets.  The Fund Board concluded that the overall quality of the proposed investment advisory, subadvisory, and administrative services was satisfactory.

The Fund Board reviewed the proposed advisory and subadvisory fee rates and total expense ratio of the Fund. The Fund Board compared the proposed advisory fee, subadvisory fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the fund to those payable by other comparable funds. The Fund Board noted that the proposed fees payable to the Adviser and the Subadviser were comparable to the fees payable to the advisers and, where applicable or identifiable, subadvisers of other similarly situated funds. The Fund Board concluded that the advisory fee, subadvisory fee and total expense ratio of the Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Economies of Scale

The Fund Board considered the Fund’s advisory fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided. The Fund Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not a significant factor at this time.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

Profitability of Adviser and its Affiliates

The Fund Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and each of its affiliates with respect to services provided to the fund.  Based on the review of the information they received, the Fund Board members concluded that the profits earned, if any, by the Adviser and each of its affiliates, were reasonable.  The Fund Board did not consider the costs of the services provided and profits, if any, realized by the Subadviser from the relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Adviser and the Subadviser with respect to the negotiation of the subadvisory fee rates on behalf the Fund.

Benefits to be Derived by Adviser and /or Subadviser from the Relationship with the Fund

The Fund Board considered the “fall-out” or ancillary benefits that may accrue to the Adviser and/or Subadviser as a result of the advisory relationships with the Fund.  In this regard, the Board noted that no soft-dollar research exists or is significant, in light of the investments in underlying funds and that "fall-out" benefits to the extent they exist are not a material factor with regard to approving the Agreements.

General Conclusion

Based on its consideration of all factors that it deemed material, the Fund Board, including all of the Independent Managers (as defined below), determined that the Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Adviser and the Subadviser provide and in light of the other factors that had been discussed and deemed relevant by the Fund Board. The Fund Board noted that it had based its decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Agreements. Based on its consideration of all factors that it deemed material, the Board concluded it would be in the best interest of the Fund and its Members to approve the investment advisory agreement and the subadvisory agreement.

Amendments to the Investment Advisory and Subadvisory Agreements

At the May 24, 2012 meeting, the Board also considered amendments to the investment advisory and subadvisory agreements (“Advisory Agreement Amendment” and “Sub-Advisory Agreement Amendment”, respectively, and together, the “Amendments”).  Following Board approval and submission to the Members, the Advisory Agreement Amendment and Sub-Advisory Agreement Amendment were approved by the Members.  Further details on the Advisory Agreement Amendment and Sub-Advisory Agreement Amendment are included on Form DEF 14C filed with the SEC on July 25, 2012.  A description of the factors considered by the Board in approving each of the Advisory Agreement Amendment and Sub-Advisory Agreement Amendment are described below.

Board Consideration of the Advisory Agreement Amendment

At the meeting, the Board reviewed information relating to Adviser and the Fund, including materials relating to the Adviser's business, personnel and financial resources, various metrics related to the Fund and comparative funds, and met with and asked questions of senior management of the Adviser.  Following the Board’s approval of the continuation of the investment advisory agreement, the Board reviewed the terms of the Advisory Agreement Amendment in conjunction with the terms of the advisory agreement.  The Advisory Agreement Amendment was not part of, and was separate from, the consideration of the renewal of the advisory agreement.

The Board considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement Amendment and the ability of the Adviser to provide services to the Fund pursuant to the advisory agreement.  The Board, including the Independent Managers, reviewed materials furnished by the Adviser, including information regarding the Adviser and its personnel, operations and financial condition.  At its meeting, the Board also met with representatives of the Adviser’s management, and discussed various matters relating to the operations of the Fund.  Representatives of the Adviser addressed questions regarding the experience and qualifications of the Adviser and its ability to provide the full range of services required for the operations of the Fund.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

Based on its review, and after careful consideration of the factors discussed below, the Board (including a majority of the Independent Managers) approved the Advisory Agreement Amendment.  In connection with the Board’s review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the Advisory Agreement Amendment.  The Board determined, in approving the Advisory Agreement Amendment, that the advisory agreement, as modified by the Advisory Agreement Amendment, will continue to enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate.

Specifically, the Board considered the following:

● The proposed fees and anticipated expenses of the Fund and similarly situated funds;

● Information on a relevant peer group of similarly situated funds;

● The economic outlook and the general investment outlook in the relevant financial markets;

● The Adviser’s financial condition, resources and experience, as well as that of certain of their affiliates;

● Arrangements regarding the distribution of the Fund’s interests;

● The procedures used to determine the fair value of the Fund’s assets;

● The Adviser’s management of the relationship with the Subadviser, administrator, custodian, independent registered public accounting firm and other service providers;

● The resources devoted to the Adviser’s compliance efforts undertaken on behalf of the Fund, registered private funds, and other assets that it manages;

●The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates

● Investment management staffing; and

● Anticipated operating expenses to be paid to third parties.

The Board reviewed the nature, extent and quality of the services to be provided to the Fund pursuant to the advisory agreement, which are not affected by the Advisory Agreement Amendment.  Specifically, the Board also considered the fees to be charged under the Advisory Agreement Amendment, and reviewed comparative fee and performance data provided by the Adviser.  The Board did not consider any single factor in isolation, nor was any single factor considered to be controlling in determining whether to approve the Advisory Agreement Amendment, nor are the items described herein all encompassing of the matters considered by the Board.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

Nature, Extent and Quality of Services.

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser to the Fund under the advisory agreement, including the selection of securities; allocation of the Fund’s assets among, and monitoring performance of, Investment Funds; evaluation of risk exposure of Investment Funds and reputation and experience of Investment Funds’ managers; management of short-term cash; evaluation of operations of Investment Funds; and day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment.  The Board also reviewed and considered the nature and extent of the non-advisory and administrative services provided by the Adviser, including, among other things, providing to the Fund office facilities, equipment, and personnel.  The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the investment advisory and administrative services to the Fund.  The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the fair value of the Fund’s assets.  The Board noted that the services provided by the Adviser to the Fund are not affected by the Advisory Agreement Amendment.  The Board concluded that the overall quality of the advisory and administrative services was satisfactory.

The Board reviewed the performance of other similarly situated funds based on information provided by the Adviser.  The Board reviewed the management fee paid to the Adviser (“Management Fee”) and total expense ratio of the Fund.  The Board compared the proposed Management Fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the Fund to those payable by other comparable funds.  The Board noted that the proposed fees payable to the Adviser were comparable to the fees payable to the advisers and subadvisers of other similarly situated funds and that the net annual rate retained by the Adviser (after paying the Subadviser) would not be changed.

The Board noted that, on a prospective basis, a comparison of the actual amounts that would be payable under the current compensation arrangements versus those pursuant to the Amendments will necessarily depend on the future performance and net asset levels of the Fund.  Accordingly, the actual effect of the Amendments on the percentage of advisory fees paid by the Fund in any given year in the future could not be determined with certainty.  Generally, however, it was noted that the approval of the Amendments would result in a higher overall percentage of advisory fees during periods of poor performance (because the Fund would typically not pay a Performance Allocation under the current arrangement for such periods) and a lower overall percentage of advisory fees paid during periods of strong performance (because the 10% Performance Allocation on net appreciation is effectively replaced by an additional 0.25% in the Management Fee).

The Board concluded that the proposed Management Fee and total expense ratio of the Fund were reasonable and satisfactory in light of the services to be provided.

Economies of Scale.

The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Profitability of Advisers and Affiliates.

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates based on their relationship with the Fund, noting that the annual percentage rate retained by the Adviser would not be changed.  Based on the review of the information they received, the Board concluded that the profits earned, if any, by the Adviser and its affiliates were reasonable.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

General Conclusion.

Based on its consideration of all factors that it deemed material, the Board concluded it would be in the best interest of the Fund and its Members to approve the Advisory Agreement Amendment.

Following Board approval of the Amendments, the Fund received written consent approving each of the Amendments on behalf of Members holding Fund interests constituting, in the aggregate, approximately 83.54% of the Fund’s net asset value as of June 28, 2012.

Board Consideration of the Sub-Advisory Agreement Amendment

At the meeting, the Board reviewed information relating to the Subadviser, including materials relating to Subadviser’s business, personnel and financial resources, and met with and asked questions of senior management of the Subadviser.  Following the Board’s approval of the continuation of the subadvisory agreement, the Board also reviewed the terms of the Sub-Advisory Agreement Amendment in conjunction with the subadvisory agreement.  The Sub-Advisory Agreement Amendment was not part of, and was separate from, the consideration of the renewal of the subadvisory agreement.

The Board considered all information it deemed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement Amendment and the ability of the Subadviser to provide services to the Fund pursuant to the subadvisory Agreement.  The Board, including the Independent Managers, reviewed materials furnished by the Subadviser, including information regarding the Subadviser and its personnel, operations and financial condition.  At its meeting, the Board also met with representatives of the Subadviser’s management, and discussed various matters relating to the operations of the Fund.  Representatives of the Subadviser addressed questions regarding the experience and qualifications of the Subadviser and its ability to provide the full range of services required for the operations of the Fund.

Based on its review, and after careful consideration of the factors discussed below, the Board (including a majority of the Independent Managers) approved the Sub-Advisory Agreement Amendment.  In connection with the Board’s review, the Independent Managers met in an executive session, during which they were advised by and had the opportunity to discuss with legal counsel various matters relating to the Sub-Advisory Agreement Amendment.  The Board determined, in approving the Sub-Advisory Agreement Amendment, that the subadvisory agreement, as modified by the Sub-Advisory Agreement Amendment, will continue to enable the Fund to obtain high quality investment advisory services at a cost that is reasonable and appropriate.

Specifically, the Board considered the following:

● The proposed fees and anticipated expenses of the Fund and similarly situated funds;

●Information on a relevant peer group of similarly situated funds;

●The economic outlook and the general investment outlook in the relevant financial markets;

● The Subadviser’s financial condition, resources and experience, as well as that of certain of their affiliates;

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

●Arrangements regarding the distribution of the Fund’s interests;

●The procedures used to determine the fair value of the Fund’s assets

●The Subadviser’s management of the relationship with the Fund’s Adviser, administrator, custodian, independent registered public accounting firm and other service providers

●The resources devoted to the Subadviser’s compliance efforts undertaken on behalf of the Fund, private funds, and other assets that it manages

●The quality, nature, cost and character of the administrative and other non-investment management services provided by the Subadviser and its affiliates

●Investment management staffing; and

●Anticipated operating expenses to be paid to third parties.

The Board reviewed the nature, extent and quality of the services to be provided to the Fund pursuant to the subadvisory agreement, which are not affected by the Sub-Advisory Agreement Amendment.  The Board also considered the fees to be charged under the Sub-Advisory Agreement Amendment, and reviewed comparative fee and performance data provided by the Adviser.  The Board did not consider any single factor in isolation, nor was any single factor considered to be controlling in determining whether to approve the subadvisory agreement or Sub-Advisory Agreement Amendment, nor are the items described herein all encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services.

The Board reviewed and considered the nature and extent of the subadvisory services to be provided by the Subadviser to the Fund under the subadvisory agreement, including the selection of securities; allocation of the Fund’s assets among, and monitoring performance of, Investment Funds; evaluation of risk exposure of Investment Funds and reputation; evaluation of experience of Investment Funds’ managers and the operation of their respective Investment Funds; and day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment.  The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Subadviser who provide the subadvisory services.  The Board determined that the Subadviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Subadviser’s compliance policies and procedures.  The Board noted that the services provided by the Subadviser to the Fund are not affected by the Sub-Advisory Agreement Amendment.  The Board concluded that the overall quality of the subadvisory services was satisfactory.

The Board reviewed the performance of other similarly situated funds based on information provided by the Adviser.  The Board reviewed the advisory fee rates and total expense ratio of the Fund.  The Board compared the proposed advisory fee and total expense ratio for the Fund with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by the Fund to those payable by other comparable funds.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

Proposed Compensation Changes

The Board reviewed the changes to the Subadviser’s compensation under the Sub-Advisory Agreement Amendment.   The Board noted that the increase in asset-based fee paid to the Subadviser (the “Subadvisory Fee”) is intended to offset the elimination of the performance fee  paid to the Subadviser (“Performance Fee”) and to maintain subadvisory compensation levels that are commensurate and competitive with industry standards.  The Performance Allocation paid to the Adviser is ultimately paid entirely to the Subadviser as the Performance Fee.  The Board acknowledged that the increased Subadvisory Fee is consistent with the three other ASGI-advised registered funds, all of which have a subadvisory fee of 0.625%.

The Board analyzed the elimination of the Performance Fee, which conforms the Fund’s advisory and subadvisory fee structure to the other ASGI-advised registered funds, none of which pay a performance allocation.  Additionally, the Board was aware that many other similarly situated funds comparable to the Fund also do not pay a performance fee.  Further, the Board noted that the Performance Allocation as currently structured may be difficult to use once the Fund elects to be treated as a RIC.

The Board further noted that, on a prospective basis, a comparison of the actual amounts that would be payable under the current compensation arrangements versus those pursuant to the Amendments will necessarily depend on the future performance and net asset levels of the Fund.  Accordingly, the Board acknowledged that the actual effect of the Amendments on the percentage of subadvisory fees paid to the Subadviser in any given year in the future cannot be determined with certainty.  Generally, however, the fee arrangement pursuant to the Amendments would typically result in a higher overall percentage of fees paid to the Subadviser during periods of poor performance (since Subadviser would typically not be paid a Performance Fee under the current arrangement for such periods) and a lower overall percentage of fees paid to the Subadviser during periods of strong performance (since the 10% Performance Fee on net appreciation is effectively replaced by an additional 0.25% in the Subadvisory Fee).

The Board concluded that the changes to the Subadviser’s compensation set forth in the Sub-Advisory Agreement Amendment were reasonable and satisfactory in light of the services to be provided.

Economies of Scale.

The Board considered the Subadvisory fee of 0.625% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the size of the Fund.  The Board also determined that, given the relative size of the Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

General Conclusion.

Based on its consideration of all factors that it deemed material, the Board concluded it would be in the best interest of the Fund and its Members to approve the Sub-Advisory Agreement Amendment.

Following Board approval of the Amendments, the Fund received written consent approving each of the Amendments on behalf of Members holding Fund interests constituting, in the aggregate, approximately 83.54% of the Fund’s net asset value as of June 28, 2012.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The managers of the Fund Board (“Managers”) are not required to hold Interests in the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Managers During the Last 5 Years
Adam Taback* Age: 42	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Chairman of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dean Age: 57	Manager	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Dunn Age: 40	Manager	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Managers During the Last 5 Years
Stephen Golding Age: 64	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011.

James Hille Age: 51	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Member of Board of Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011.

Jonathan Hook Age: 55	Manager	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2011; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

Dennis Schmal Age: 66	Manager	Since 2011	Self-employed; Board Director and Consultant.	4
Trustee, ASGI Agility Income Fund, since 2011; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2011;  Member of the Board of Managers, ASGI Mesirow Insight Fund, LLC, since 2008; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Member of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, from 2004 to June 2011; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

*	As of March 31, 2013.

(1)	As of March 31, 2013.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of the Members owning at least two-thirds of the outstanding Shares.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

ASGI Aurora Opportunities Fund, LLC
Supplemental Information (unaudited) (continued)

Principal Officers who are not Managers:

Name and Age(1)	Position(s) with the Funds	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 32	Treasurer	Since 2010
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 39	Secretary	Since 2010	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 48	Assistant Secretary	Since 2010	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.
Jeffrey Minerva Age: 31	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

Doretta Dunegan Age: 55	Chief Compliance Officer, Secretary	Since August 1, 2011
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 60	Chief Operating Officer	Since 2010	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of March 31, 2013.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (886) 440-7460 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $72,872 for 2012 and $76,125 for 2013.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $85,125 for 2012 and $100,000 for 2013. The registrant’s principal accountant provided tax compliance services to the registrant, including reviewing tax filings and advising the registrant with respect to various tax-related matters.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below.

Revised as of February 28, 2013

Audit Committee of
ASGI Aurora Opportunities Fund, LLC
[Additional Funds]
 (the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

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    The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.           Audit Services

The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.           Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.           Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.           All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider

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such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.           Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1)	Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2)	Financial information systems design and implementation;
(3)	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4)	Actuarial services;
(5)	Internal audit outsourcing services;
(6)	Management functions or human resources;
(7)	Broker or dealer, investment adviser, or investment banking services;
(8)	Legal services and expert services unrelated to the audit; and
(9)	Any other service that the PCAOB determines, by regulation, is impermissible.

VII.           Procedures

 At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

5

EXHIBIT A

ASGI Aurora Opportunities Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of February 28, 2013

Service	Summary of Services
Audit Services Audit	Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:
■ Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR
■
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

■ Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company
■ Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards
Other audit and special reports including, but not limited to:
All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting

Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

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Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
■ Separate audit reports in connection with Rule 17f-2 security counts
■ Various governmental agencies tax authorities and Fund mergers
Tax Services Tax services	Recurring tax services including, but not limited to:
■ Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns
■ Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds
Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) 100%

(d) Not Applicable

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $85,125 for 2012 and $100,000 for 2013.

(h)	Not applicable.

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Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASGI Aurora Opportunities Fund, LLC has delegated to Aurora Investment Management L.L.C. (“Subadviser”) the responsibility to vote proxies related to portfolio securities.

PROXY VOTING PROCEDURES

WHAT:	How do we ensure that we vote proxies in the best interests of our clients and address material conflicts of interest?

WHO:	Investment Committee, Research and Legal and Compliance

WHEN:	Each time the Clients receive a proxy to vote and annually when the proxies are reviewed by Legal and Compliance.

WHY:
As a registered investment adviser, we have a fiduciary duty to act in the best interests of our clients.  This duty requires us to exercise voting rights in a manner consistent with the best interests of our clients.  These procedures are intended to comply with SEC Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”) with respect to voting proxies on behalf of our clients.  These procedures are also intended to cover the proxy voting rules that apply to the Firm as a result of its acting as investment adviser of Aurora Horizons Fund.

BACKGROUND

The Investment Committee (the “Committee”) of the Firm is responsible for establishing and maintaining these proxy voting procedures.  The Committee works in conjunction with the Firm’s Research Department (“Research”) to ensure that all proxies for votes cast on behalf of securities owned by the Firm’s Client are voted responsibly.

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Hedge Fund Proxy Voting

In general, the Firm’s investment activities relate to creating portfolios of hedge funds and do not involve direct investing or trading in equity securities.  Therefore, the exercise of proxy voting rights typically involves only limited partner, shareholder or investor votes with regard to hedge fund organizational or governance issues.  Moreover, the Committee’s views on the quality of management of a hedge fund are most effectively exercised through the Committee’s continuous process of portfolio management, in which the Committee regularly directs Client funds to make and redeem investments to and from hedge fund managers.  Nevertheless, proxy votes solicited by these managers can present important issues for consideration by the Committee in its capacity as adviser to the Firm’s Clients, and these procedures are designed to ensure that all proxies are voted in the best interests of the Firm’s Clients.

Hedge funds submit proxy proposals seeking investor approval on a variety of matters.  Some types of proposals have little or no impact on investors, including proposals by issuers (a) to obtain authority to issue new classes of securities and (b) to amend documents to stay current with legal developments — for example, with respect to FINRA new issue rules, anti-money laundering laws and tax laws.  Potentially more meaningful to an investor are proposals in the following categories:  (a) proposals to increase the management fee (e.g., from 1% to 1.5%); (b) proposals to increase or otherwise change the incentive fee (e.g., to make it possible for the manager to earn a reduced incentive fee (10% rather than 20%) while operating below the previous high water mark in exchange for charging a lower incentive fee until the loss carryforward is eliminated or exceeded by a multiple (for example, 200% of the loss carryforward); and (c) proposals to place greater limits on the investors’ ability to redeem (i.e., impose or increase lock-ups).  Proposals to increase or otherwise change fees and to increase lock-ups typically are combined with an offer to the investor to redeem without penalty before the new, higher fee or longer lock-up applies.

In considering how to vote on a proposal that has a potential adverse impact on the Firm’s Clients, the Committee looks at the proposal as an invitation for the Firm to re-examine whether its Clients should remain invested in the hedge fund with the new terms.  If the Committee concludes that remaining invested in the hedge fund with the new terms is in the best interest of the Client(s) invested, the Committee typically will recommend a vote in favor of the proposal.  This is true even if the proposal may result in a new fee structure that increases the costs of the investment.  The Committee makes these decisions in light of the fact that capacity at highly skilled managers often is scarce, and the hedge fund has the ability to push through its proposals by mandatorily redeeming investors that do not consent to the changes.  The Committee’s most effective “no” vote is to redeem from the hedge fund before the new terms become effective.

In addition to voting on proposals by hedge funds, the Firm may be in the position to vote on securities distributed in-kind from an underlying hedge fund.  The Firm may also purchase securities other than hedge fund interests, such as equities or options.  When voting such securities, the Firm will consider potential conflicts of interest and cast votes consistent with the best interests of its Clients.  In the absence of specific voting guidelines from the Client, it is generally the Firm’s policy to support management of companies and the Firm will cast votes in accordance with management’s proposals.  However, the Firm reserves the right to depart from this policy if doing so is in a Client’s best interest.

With respect to the voting of securities distributed in-kind, the Firm’s overall goal is to liquidate such securities in a prompt, orderly manner.  Such a goal may influence the Committee’s decision on how to vote a particular proxy.

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The Firm may be subject to the proxy voting policies of a Client and will follow such policies if required to do so.

Advisory Account Proxy Voting

The Firm manages Aurora Horizons Fund, which invests through managed accounts that engage in direct trading in equities. The Firm typically delegates the authority and responsibility to exercise proxy voting rights to the Manager of each managed account pursuant to such Manager’s proxy voting policies. It is possible that more than one Manager managing such accounts for the same Client may have positions in the same security that is subject to a proxy solicitation. In such circumstances, the Managers may vote such proxy in a conflicting manner; provided, that each Manager has determined that its particular vote is consistent with its proxy voting policies and in the best interests of its individual managed account. In the event that a Manager elects to abstain or fails to exercise its right to vote a proxy with respect to an investment in a Client account, Aurora will consider potential conflicts of interest and cast votes consistent with the best interests of the Client. In the absence of specific voting guidelines from the Client, it is generally Aurora’s policy to support management of companies and Aurora will cast votes in accordance with management’s proposals. However, Aurora reserves the right to depart from this policy if doing so is in a Client’s best interest. In the event of a conflict between the interests of Aurora and the interests of a Client, Aurora may disclose such conflict to the Client, who may provide direction to vote the proxies.

The Firm will set forth in Part 2A of its Form ADV a summary of these procedures as well as how clients may request a copy of these procedures or information regarding how the Firm voted a client’s proxies.

PROCEDURES

1.
a.
Hedge Funds. When a hedge fund, as issuer of securities in which a Firm Client is invested, sends a proxy proposal to the Firm as general partner, manager or adviser to the Client, the proposal is first forwarded to the Firm’s Allocation and Liquidity Management Department (“ALM”).  A member of the ALM Department reviews the proposal, makes a preliminary voting recommendation and submits the proposal, along with his or her voting recommendation, to Legal and Compliance for review which is noted in the Critical Documents Database.  Legal and Compliance will review the recommendation made by the member of the ALM Department and may confer with the Research Analyst responsible for following the hedge fund manager. Legal and Compliance may request the member of the ALM Department to revise the recommendation prior to submitting to the Committee.  Once Legal and Compliance has reviewed the recommendation, the member of the ALM Department submits the proposal to the Committee.

The Committee reviews the proposal and the recommendation made by the member of the ALM Department and the Portfolio Managers vote on the proposal.  The decision on the proposal is made by a majority vote of the Portfolio Managers.  The decision is reflected in the Firm’s Critical Documents Database.  Once the member of the ALM Department verifies that all appropriate approvals are present in the Proxy Database, the member of the ALM Department will submit the proposal to the Firm’s Fund Administration Department to ensure that the proxy is voted in accordance with the

10

decision.1  Research retains records of the decision as well as any other documents material to and evidencing the voting decision in the Critical Documents Database. (See “Annual Review and Record-Keeping,” below).

	b.	Other Equities. For proposals made by companies other than hedge funds, the Firm intends to follow the procedures outlined above to the extent applicable.
2.	Conflicts
a.
Monitoring.  The Firm’s Proxy Voting Procedures recognize certain situations that may give rise to a conflict of interest.  Employees of the Firm are required to disclose in the Firm’s periodic Code of Ethics Questionnaires any ownership interests in a public company or a hedge fund, and outside activities that may result in a conflict for the Firm.  Legal and Compliance will notify the Committee of any potential conflicts and the Committee will determine whether an actual conflict exists.  The basis for the Committee’s determination will be in writing.

b.
Voting.  If a conflict has been identified, the proposal will be sent to the Committee which will vote the proposal in the normal course but without any participation of any employee involved in the conflict.

3.	Annual Review and Record-Keeping

The record-keeping requirements associated with the Firm’s proxy voting will differ depending on the type of proxy and the Client’s requirements. For hedge fund proxies, Research will maintain records of proxy statements and communications received, records of the Committee’s decisions, records of all votes cast, all documents created that were material to the voting decision, and a record of each client’s written request for proxy voting records and the Firm’s written response to written or oral requests.  These records are maintained in the Firm’s Critical Documents Database.

For proxies issued by other companies that require the Firm to vote (as opposed to a manager of an advisory account), the votes, the supporting materials, and records of each client’s request for proxy voting records and the Firm’s response will be maintained in accordance with the system (paper, electronic, etc.) that is determined by the Chief Compliance Officer to meet the needs of the particular Client.

Annually, a sample of proxy voting records will be reviewed by Legal and Compliance, and such review will be evidenced in writing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)           Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Alternative Strategies Group, Inc. (the “Adviser”) has retained Aurora Investment Management L.L.C., a Delaware limited liability company, to act as subadviser to the registrant (the “Subadviser”).

1   The client’s custodian typically votes the proxy following instructions from the Firm.

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Biographies of certain of the Subadviser principals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

Roxanne M. Martino, Scott C. Schweighauser, and Justin D. Sheperd are the Subadviser Portfolio Managers responsible for implementing the Fund’s investment program by selecting Investment Funds and other investments for the Fund’s portfolio. Ms. Martino, Mr. Schweighauser, and Mr. Sheperd are the voting members of the Subadviser’s investment committee. The Subadviser’s investment committee also includes four non-voting members and the Managing Director of Operational Due Diligence, Anne Marie Morley, who possesses a veto right based on operational concerns over all investment decisions relating to the Investment Funds.

Roxanne M. Martino. Roxanne Martino is a Partner, Chief Executive Officer and Portfolio Manager for the Subadviser.  Ms. Martino has been affiliated with the Subadviser or its affiliates since 1990.  Ms. Martino oversees all investment and non-investment operations of the Subadviser, including evaluating and analyzing both existing and prospective managers, their strategies and their risk controls.  Her background includes over six years with Grosvenor Capital Management, Inc., a firm specializing in the multi-manager, multi-strategy investment approach, where she was a Vice President, and seven years as a Certified Public Accountant with Coopers & Lybrand.  She received her BBA from the University of Notre Dame and her MBA from the University of Chicago.  Ms. Martino is also responsible, along with Mr. Schweighauser and Mr. Sheperd, for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds.

Scott C. Schweighauser. Scott Schweighauser is a Partner, President and Portfolio Manager for the Subadviser.  Mr. Schweighauser has been affiliated with the Subadviser or its affiliates since 1994.  Mr. Schweighauser’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls.  Mr. Schweighauser is also responsible, along with Ms. Martino and Mr. Sheperd, for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds.  Mr. Schweighauser was formerly a Vice President for interest rate derivatives trading with ABN AMRO Bank and was Vice President and Managing Director with Continental Bank’s Risk Management Trading Group prior to his affiliation with ABN AMRO Bank.  Mr. Schweighauser was responsible for trading interest rate derivatives, commodity derivatives and was responsible for the development of trading systems and theoretical pricing models during his seven years with Continental Bank.  Prior to this, he was an associate in Corporate Finance at Bankers Trust Co.  He received his BA in Mathematics from Williams College and an MBA in Finance from the University of Chicago.

Justin D. Sheperd. Justin Sheperd is a Partner, Chief Investment Officer and Portfolio Manager for the Subadviser. Mr. Sheperd has been affiliated with the Subadviser or its affiliates since 1996.  Mr. Sheperd’s duties on behalf of the Subadviser include evaluating and analyzing both existing and prospective Investment Funds, their investment strategies and their risk controls.  Mr. Sheperd is also responsible, along with Ms. Martino and Mr. Schweighauser, for the investment management of all fund of funds products which the Subadviser offers both domestically and offshore and for providing investment services to private account portfolios of hedge funds.  Mr. Sheperd was formerly with Information Resources, Inc.  He received his BS in Business Administration, Finance and Accounting from Miami University of Ohio and an MBA in Finance from the University of Chicago.  Mr. Sheperd also is a Chartered Financial Analyst.

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Anne Marie Morley.   Anne Marie Morley is a Partner and Managing Director of Operational Due Diligence.  Ms. Morley has been affiliated with the Subadviser or its affiliates since 1996.  From 1996 through August 2006, Ms. Morley was the Controller of the Subadviser or an affiliate.  She was the Treasurer from July 2002 through August 2010 and the Chief Financial Officer from June 2005 through August 2010. Effective August 2010, she became the Managing Director of Operational Due Diligence.  Her duties on behalf of the Subadviser include evaluating and analyzing the operations and controls of both existing and prospective Investment Funds.  Ms. Morley possesses a veto right over the Subadviser Portfolio Manager investment decisions.  Ms. Morley previously was the assistant controller for Edelman Public Relations, Chief Financial Officer for LaSalle Portfolio Management and a senior accountant for Grosvenor Capital Management, Inc.  She received her BS in Accountancy and MS in Taxation from DePaul University.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Other Accounts Managed Table

(As of March 31, 2013)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Subadviser Portfolio Managers	Number of Accounts *	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Roxanne M. Martino	1	107,896,500	11	8,516,962,378	4	932,221,548
Scott C. Schweighauser	1	107,896,500	11	8,516,962,378	4	932,221,548
Justin D. Sheperd	1	107,896,500	11	8,516,962,378	4	932,221,548
Anne Marie Morley	1	107,896,500	11	8,516,962,378	4	932,221,548
* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

The following are the number of accounts and respective total assets managed by the Subadviser that may pay a performance-based fee:

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Performance-Based Fee Accounts Information

(As of March 31, 2013)

Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts (not including the fund)	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	0	10	8,485,884,450	2	416,841,172
            (1) Not including the Fund.

Potential Conflicts of Interest

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund.  The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund.  Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts.  These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Adviser and the Subadviser each believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time.  The Subadviser may determine that an investment opportunity with an Investment Fund is appropriate for a particular account that it manages, but not for another account.  There may be instances when allocating investments among the Fund and other accounts where some accounts participate in certain opportunities made available to the Subadviser while the Fund or other accounts may not.  Where accounts have competing interests in a limited investment opportunity, the Subadviser does not typically allocate investment opportunities pro rata among accounts but rather allocates investment opportunities on the basis of numerous other considerations, including, without limitation, an account’s cash flows, investment objectives and restrictions, compliance with applicable regulations, participation in other opportunities and tax concerns as well as the relative size of different accounts’ same or comparable portfolio holdings.  See ASGI Aurora Opportunities Fund, LLC Private Placement Memorandum for additional information on potential conflicts of interest.

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(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation

As of March 31, 2013

Compensation for the Subadviser Portfolio Managers is generally a combination of a fixed salary and a discretionary bonus. Because a bonus paid to the Subadviser Portfolio Managers for any period is a function of the Subadviser's net revenue after a revenue share with the Subadviser's parent and payment of expenses, bonuses to the Portfolio Managers are tied to the revenues generated by the Fund and any other funds or accounts managed by the Subadviser during the applicable period, as well as a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities. Compensation is generally determined by senior management of the Subadviser. The Subadviser Portfolio Managers may also participate in other forms of compensation provided by the Subadviser, including, but not limited to, a deferred compensation plan and a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)	Disclosure of Securities Ownership

As of March 31, 2013

None of the Subadviser Portfolio Managers or officers or the Subadviser currently own any Interests.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

15

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Not applicable.
(12.other)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ASGI Aurora Opportunities Fund, LLC

By (Signature and Title)* /s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date 6/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date 6/7/13

By (Signature and Title)* /s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date 6/7/13

* Print the name and title of each signing officer under his or her signature.